Exhibit 10.12

Agreement Version: GD20060410
INCREASE SALES CORPORATE Agreement

This agreement was signed by both parties in GZ on May 17th, 2007
A: CHINA NETCOM (“CN”)
B: Guangzhou TCOM Computer (“GZ Subaye”)

Both parties need to guarantee the following rules:

Chapter 1: Agreement Description

1.	CN is an internet provider and need to provide the internet sockets.

2.	GZ Subaye is a telecommunication company and provides customers possible services to increase the sales.

3.	CN needs to provide GZ Subaye the sales platform and necessary resources.

4.
CN needs to provide any hardware or internet resources that required increasing the sales of telecommunications. GZ Subaye is guarantee to ONLY use the platform, hardware, and resources that provided by CN to increase its sales.

5.	In the Agreement:

A)	CN provided the customer service system based on this agreement, the customer service center # is 10060

B)	GZ Subaye provides the FAQ department for this agreement, and needs to take care of CN’s customer services.

C)	Place: GZ

D)	Stages:

a)	Testing Period:

1.	Both parties agreed on doing the testing on sales for a certain period of time.

CN Telecommunication Platform	GZ Subaye Services Contents	Term
Broadcast webcam Subaye Channel	Subaye Entertainment Channel	2007-5-10 to 2007-7-9

2.	Within the Testing Period, CN is responsible on any problems or damages caused by its platform. GZ Subaye is responsible on any problems or damages caused by its telecommunication services.

3.	Within the Testing period, GZ Subaye is free to use by the CN’s customers. If the testing period works fine and the agreement signed by both parties, it becomes the official business running period.

b)	Official Business Running Period:

In this period, both parties need to follow every rule that stated in this agreement.

Chapter 2: Partnerships

1.	GZ Subaye needs to have the permission and ability to increase the telecommunication sales. GZ Subaye needs to provide the following licenses or approvals:

a)	Business Opening License

b)	Increase sales telecommunication sales license

c)	Bank Account opening approval

d)	Other approvals that acquired by CN

2.	GZ Subaye needs to explain the detail to CN about its marketing plans

3.	GZ Subaye needs to follow the management rules that provided by CN, CN has the rights to modify the management rules.

Chapter 3: Payments

1.	Any membership fees and advertisement fees that acquired by GZ Subaye

2.	GZ Subaye membership fees are acquired by GZ Subaye and split with CN as 6:4 ratios.

3.	Advertisement fees are acquired by whoever has the clients and split with the other as 6:4 ratios.

4.	Doing account balance every quarter by both parties.

5.	Both parties need to record the data in order to split the money in right ratios.

6.	The records rely on GZ Subaye’s records if the differences are within 5%. If over 5%, both parties need to negotiate for the problem solving.

7.	GZ Subaye needs to send records to CN every 15th of the months. CN needs to confirm the records within 5 days.

8.	After records confirmations, GZ Subaye needs to pay CN by Wire Transfer. CN needs to provide receipts or invoices to GZ Subaye.

Chapter 4: Customer Services

1.	Customer Services

a)	Customer services are provided by GZ Subaye and take care of any problems through the customer services

b)	GZ Subaye provides FAQ, complains and make sure the clients are satisfied.

c)	Any customer services problem received by CN need to transfer to GZ Subaye.

2.	Customer Services System

a)	GZ Subaye provides long-term, stable, fast, high efficiency customer services.

b)	GZ Subaye supposes to provide 24hours, 7 days a week customer services.

c)	GZ Subaye needs to response to any complains in 2 hours and solve the problem in 48 hours until customer is satisfied with the result

d)	GZ Subaye needs to guarantee the phone call access rate will not lower than 95%

3.	Customer Services Contents

GZ Subaye’s customer representatives need to familiar with any products that provided by GZ Subaye (Payments, Description, Price, What is this product use for, etc.)

Chapter 5: Marketing

In order to make sure both parties will make profits, both parties have the responsibility to marketing the products for the sales services.

Chapter 6: China Netcom Responsibilities and Obligations

RIGHTS:

1.	CN has the rights to receive payments on providing internet resources, platform, etc.

2.	For the clients, CN has the rights to upgrade anything, but needs to have a 5 days notice before modification

3.	CN has the rights to determine any new businesses that added by GZ Subaye within 10 days

4.	CN has the rights to know anything in the line of businesses.

5.	CN has the rights to do the packaging of the businesses that provided by GZ Subaye, but prices need to determine by GZ Subaye

6.	If any problems caused by GZ Subaye, CN has the rights to terminate this agreements.

7.	CN has the rights to add brands in the advertisements that incorporated.

RESPONSIBILITIES:

1.	CN provides platform, internet resources, etc. to GZ Subaye

2.	CN provides technical supports to GZ Subaye for preparing testing period.

3.	CN needs to guarantee on the maintenance of platform and other related hardware.

4.	CN needs to transfer any customers’ calls to GZ Subaye within 1 business day and GZ Subaye needs to solve the problem within 3 business days.

5.	CN needs to provide allow GZ Subaye to retrieve any information on the server so that GZ Subaye can check the working conditions immediately.

6.	Under certain condition, both parties need to be participated.

7.	If CN were terminated this agreement, CN still needs to provide services to GZ Subaye for a month.

Chapter 7: GZ Subaye Responsibilities and Obligations

RIGHTS:

1.	GZ Subaye has the rights to build or construct any related platform, hardware, etc.

2.	GZ Subaye has the rights to provide customers’ services through CN’s platform

3.	GZ Subaye has the rights to determine the services charge on every product they provided

4.	GZ Subaye has the rights to to retrieve any information on the server

5.	GZ Subaye has the rights to do the marketing to expand the sales.

RESPONSIBILITIES:

1.	GZ Subaye needs to responsible its customer service systems and not to cause damage to CN’s platforms

2.	GZ Subaye needs to provide any upgrade or maintenance on the products they provided

3.	GZ Subaye guarantee not using CN’s platform doing any businesses not stated on this agreement.

4.	GZ Subaye needs to follow any orders provided by CN under emergency situation

5.	Based on the products, GZ Subaye needs to provide any information that customers want to know

6.	GZ Subaye needs to take care of the final customer services that cannot be solved by CN

7.	GZ Subaye needs to provide more customer representatives if there are heavy-volume calls.

8.	GZ Subaye has the rights to have any information for the businesses between the parties

9.	GZ Subaye is responsible for the marketing and branding requested by CN

10.	If GZ Subaye were terminated this agreement, GZ Subaye still needs to provide services to CN for a month.

Chapter 8: BOTH PARTIES’ RESPONSIBILITIES

1.	Both parties are responsible for the marketing and sales

2.	Both parties are responsible for their own investment and technology development

3.	Both parties are responsible for their own tax bills

Chapter 9: Authority Transfer

Authority Transfer to a third-party needs to be agreed by both CN and GZ Subaye.

Chapter 10: Confidential

1.	Both parties cannot leak any information about this agreement to a third-party

2.	This confidential rule is still effective for x years, even this agreement has been terminated.

Chapter 11: Penalties Responsibility

1.	Both parties are subjected to a penalty by their own if not followed the rules in this agreement

2.	If GZ Subaye does not pass the “incorporate sales law”, CN has the rights to terminate this agreement

3.	GZ Subaye are responsible to anything that has problems with copyrights

4.	If GZ Subaye has any actions that caused damage to CN, CN has the rights to terminate this agreement

Chapter 12: Non-Responsible

1.	If anything happened non-responsible and caused one party cannot follow the rules on this agreement, it needs to notify other party within 48 hours.

2.	If anything happened non-responsible and caused one party cannot follow the rules on this agreement, the other party has the rights to terminate this agreement

Chapter 13: Changes on Agreement

1.	If the country laws has been changed, both parties can discuss on change of agreement

2.	Any modification on this agreement needs to be agreed by both parties

3.	Any modification on this agreement needs to be in written documents and signed by both parties.

Chapter 14: Problem Solving and Laws

1.	Use the Laws in China Republic to solve any problems

2.	If problem cannot be compromised, it needs to determine by the judges in the court

Chapter 15: Power of this Agreement

1.	If any rules in this agreement become illegal, the other legal rules are still effective.

2.	Anything that needs to be on this agreement have to discuss by both parties

3.	This agreement starts from the signed date and terminates on 2008-5-26

4.	Both parties has the copies of this agreement and both agreements are legal.